EXHIBIT 99.3
WARRANT TO PURCHASE COMMON STOCK
OF
DIAMONDHEAD CASINO CORPORATION
THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT OR ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT.
DATE:                      , 2010
This is to certify that FOR VALUE RECEIVED,                                           , (“Holder”), is entitled to purchase from Diamondhead Casino Corporation, a Delaware corporation (the “Company”), subject to the provisions of this Warrant, up to 50,000 shares of fully paid, validly issued and nonassessable shares of Common Stock of the Company (“Common Stock”), par value $.001 per share, at a price per share equal to $1.00 (the “Exercise Price”), which exercise may take place at any time or from time to time on or before 5:00 p.m., eastern standard time, on the date that is five (5) years from the date hereof or, if such date falls on a Saturday, Sunday, or bank holiday, the next date that is not a Saturday, Sunday, or bank holiday (the “Expiration Date”).
This Warrant comprises a portion of a Unit being sold by the Company pursuant to the Private Placement Memorandum dated March 1, 2010 (the “Memorandum”). Unless otherwise defined herein, terms defined in this Warrant shall have the meaning as set forth in the Memorandum. The Exercise Price is $1.00 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of

Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares.”
A EXERCISE OF WARRANT.
(1) This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that if such day is a day on which banking institutions in the State of Maryland are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the warrant and contingent on receipt of good and available funds, the Company shall issue and deliver to the Holder a certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares. Upon issuance of the Warrant Shares, the Holder shall be deemed to be the holder of record of the shares of Common Stock, notwithstanding that certificates representing such shares of Common Stock shall not then have been physically delivered to the Holder.
B. REDEMPTION OF WARRANT.
(1) This Warrant may be redeemed, at the option of the Company, at any time prior to the Expiration Date, upon the notice referred to in Section (B)(2), at the price of $.001 per Warrant Share (“Redemption Price”), provided that the last sales price of the Common Stock has been at least $2.50 per share, on each of ten (10) consecutive trading days ending on the third business day prior to the date on which notice of redemption is given (“Measurement Period”). Notwithstanding the foregoing, the Company may not exercise its redemption rights unless during the Measurement Period and from the end of the Measurement Period through the redemption date, the Company has an effective registration statement with a current prospectus on file with the SEC pursuant to which the Warrant Shares may be sold.
(2) In the event the Company shall elect to redeem the Warrant, the Company shall fix a date for the redemption. Notice of redemption shall be given by the Company to the Holder of the Warrant not less than 30 calendar days prior to the date fixed for redemption (“the Redemption Date”). The address for such communication shall be the address set forth in the Subscription Agreement or such other address as the Holder shall have specified most recently by written notice.
(3) The Warrant may be exercised in accordance with Section (A) at any time after notice of redemption shall have been given by the Company pursuant to Section (B)(2) hereof and prior to the time and date fixed for redemption. On and after the redemption date, the Holder shall have no further rights except to receive, upon surrender of the Warrant, the Redemption Price.
C. FRACTIONAL SHARES.
No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. The number of Warrant Shares due the Holder will be rounded up or down to the nearest share.
D. EXCHANGE OR LOSS OF WARRANT.
This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal place of business, duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the Holder named in such instrument and this Warrant shall be cancelled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice signed by the Holder hereof specifying the denominations in which new Warrants are to be issued. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.
E. RIGHTS OF THE HOLDER.

The Holder of this Warrant is not entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.
F. RESTRICTED STOCK
THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO OR THERETO UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO DIAMONDHEAD CASINO CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.
G. OFFICER’S CERTIFICATE.
Whenever the number of Warrant Shares shall be adjusted as may be required by the foregoing provisions, the Company shall file at its principal place of business, a certificate, signed by the President of the Company, setting forth in reasonable detail, the facts requiring an adjustment, the amount of the adjustment made, and the manner of computing the adjustment. Each such certificate shall be made available to a Holder of a Warrant upon request, during normal business hours.
I. NONCIRCUMVENTION; RESERVATION OF SHARES.
The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable

Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of this Warrant is outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of this Warrant, the maximum number of Common Stock as shall from time to time be necessary to effect the exercise of this Warrant then outstanding.

DIAMONDHEAD CASINO CORPORATION

By:	Deborah A. Vitale
Title: President

PURCHASE FORM
The undersigned hereby irrevocably elects to exercise the within Warrant by purchasing                      Shares of Common Stock of Diamondhead Casino Corporation at One Dollar ($1.00) per share and hereby makes payment in the amount of $                                          in payment therefore.

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